Exhibit 99.1

Materion Corporation

Investor Presentation

November 2011

Forward -Looking Statements

These slides contain (and the accompanying oral discussion will contain) “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations ‘ in our customers businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment u ,nder the Materion name and brand and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward -looking statements should be regarded as the Company’s current plans, estimates and beliefs.

The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward -looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events .

2

M A T E R I O N T O D A Y :

New Name, Same Impressive Performance

Sales Operating profit Repositioning growth growth of company

(2005 – 2010) (2005 – 2010)

19% 30% Successful

CAGR CAGR

3

T H E S I S

Positioned to Deliver Long -Term, Sustainable Growth

… Leveraging a

A company … Executing high value-added with a strong a focused business platform … growth plan model…

1	2 3
4

The Repositioning of Materion

Prior to 2002 2002 – 2010 2011 +

Metals and Repositioning Sustained mining focus growth

5

Successful Repositioning – Snapshot

2002 2010

Revenues $373M A $1.3B

Revenue % in

47% A 75% Advanced Materials Sales per employee $200 A $524 (thousands)

Debt-to-Debt-Plus-Equity 43% A 18%

Working capital

41% A 25% % of sales

Cyclicality High A Low

6

Operating Businesses are Well -Positioned and Growing

Business End Markets Products Sales Growth

(Examples) (Examples) (2002-2010)

Advanced Materials • Wireless

• PVD targets

• LED

• Optical / medical

• Optical coatings

453%

• Medical • Electronic packaging 75% of revenues • Alternative • Inorganic powders energy

Integrated Metals • Wireless

• Electronic connectors

• Oil & gas • Directional drilling

• Aerospace components 68%

• Heavy equipment • Optical structures 25% of revenues • Defense • Bushings and bearings

7

Positioned in Diverse Set of High -Growth Markets

Growth

Cellular phones (smartphones),

LED’s Tablet computers

Defense

Notebooks Optics

LCD

Commercial Aerospace Telecom Infrastructure Alternative Energy

Space / Science Medical Devices Disk Heavy Drives Equipment

Entered multiple leading -edge growth markets since 2002

8

High Operating Margins

Removing High Value Metals Clarifies True Margins

2010

Operating Operating Profit % of Profit % Value-Added (1)

Integrated Metals 11 – 13% 14 – 16% Advanced Materials 5 – 7% 22 – 24% Company 5 – 7% 13 – 15%

9 Note (1): Excludes high value metals from sales

A Global Platform

Operations in US Significant and Expanding and 11 Countries International Sales 2010

28% “Direct” International Sales

Expect “direct” international sales

Customers in >50 countries to be 40—50% in 3-5 years

T H E S I S

Positioned to Deliver Long -Term, Sustainable Growth

… Leveraging a

A company … Executing high value-added with a strong a focused business platform … growth plan model…

1	2 3

High Value -Added Business Model

1. Target high growth 2. Own fast growing markets niches

5. Ensure 3. Expand with financial innovative discipline products

4. Add synergistic acquisitions

1. Target High Growth, Leading -Edge Markets

Q3 2011 Current

Market % of Value—2011 Key Drivers Added Sales Trends

• Smartphone growth Consumer Electronics 22% • Tablet computers & LEDs

• Miniaturization

• DoD & foreign military budgets Defense & Science 15% • Demand for communications satellites

• High performance optical devices

Industrial Components & • New airplane builds & retrofits 14% • Increasing air travel Commercial Aerospace • Heavy equipment builds

Telecommunications • Global 3G/4G builds

9% • Base stations

Infrastructure • Undersea fiber-optics expansion

• Increasing global car production Automotive Electronics 8% • HEV/EV lithium ion battery components

• Engine control & electronic systems Energy • Directional drilling

8% • Rig counts

• Solar, batteries & smart grid devices

Medical 6% • Glucose testing

• Diagnostics equipment

1. Target High Growth, Leading-Edge Markets

MATERION

Reportable Segments

Key Markets	ADVANCED MATERIAL TECHNOLOGIES Precious, Non-precious, Specialty Metal and Inorganic Materials; Electronic Packages and Components	PERFORMANCE ALLOYS Bulk and Strip Form Products and Beryllium Hydroxide	BERYLLIUM & COMPOSITES Beryllium and Beryllia Ceramic Products	TECHNICAL MATERIALS Specialty Strip Metal Products
CONSUMER ELECTRONICS	▲	▲	▲	▲
DEFENSE & SCIENCE	▲	▲	▲	▲
INDUSTRIAL COMPONENTS & COMM. AEROSPACE	▲	▲	▲	
TELECOM INFRASTRUCTURE	▲	▲	▲	▲
AUTOMOTIVE ELECTRONICS	▲	▲	▲	▲
ENERGY	▲	▲	▲	▲
MEDICAL	▲	▲	▲	▲

14

2. Own The Niche – Examples

Leading position

• Smartphone applications in niche – currently in 90% of all smartphones, with 9 expected device penetration of 50% in 2011

• Optical coatings

– highly sophisticated uses for defense, thermal 9 imaging, space and medical applications

• Only fully integrated producer of beryllium

– one-of-a-kind business 9

• Unique copper -nickel material ToughMet TM

– multiple advanced applications growing at 9 over 30% annually

3. Continually Develop Innovative Products

• Customer -centric product development

• Active research programs

• New product areas include

– LEDs

– Medical

– Commercial Optics

– Disk drive arms

– Solar

– Batteries

– Science

– Commercial Aerospace

4. Synergistic Acquisitions – Strong Record

MATERION

	Acquisitions 2005-2011 – Impact		
	Add complementary products / technology	Expand market position	Accretive in year 1
OMC – shield kit cleaning	✓	✓	✓
TFT – thin film coatings	✓	✓	✓
CERAC – inorganic chemicals	✓	✓	✓
Techni-Met – thin film coatings	✓	✓	✓
Barr – thin film coatings	✓	✓	✓
Academy – precious metals	✓	✓	✓
EIS Optics – thin film coatings	✓	✓	TBD

Added over $300M to sales and approximately 25% of company profit

17

4. Synergistic Acquisitions

Case Study of Growing a Niche Business

– Optical Filters and Medical Coatings

(Pro-Forma Revenues)

$140M

EIS Optics • Positioned in $1.2B+ market growing (2011) at 11% annually

• Markets served include: defense,

Barr

(2009) medical , , ace aerosp energy, semiconductor, telecommunications, lighting and astronomy Techni- • The recent acquisition of EIS Optics

Met

(2008) continues to expand our global footprint in Asia $9M

TFT

2006 2011

5. Ensure Financial Discipline

Maintain strong Strong balance sheet cash flow

Debt-to-Debt-Plus-Equity

30% Maximum 30% • Cash flow from operations Resources to $30M—$75M annually for finance

21%

18% the past five years acquisitions of

20%

$50M to $100M

• Capex below depreciation annually

10%

• Reduction in working capital goal to <20% sales

0% 2005 2010 After $175M in acquisitions (net)

T H E S I S

Positioned to Deliver Long -Term, Sustainable Growth

… Leveraging a

A company … Executing high value-added with a strong a focused business platform … growth plan model…

1	2 3

Financial Goals Next 3-5 Years

2010 Next 3-5 years

Revenue growth – organic 35% >10%

$50—$100M Acquisitions $21M

per year

Margins (OP % VA) 14% 14%—18% Working capital % sales % 25 <20% Debt to Debt-Plus-Equity 18% <30% ROIC (pre-tax) 17% >20%

Continuing to Execute Three Point Strategy

Increasing Shareholder Value

1	Grow and diversify revenue base
2	Expand margins
3	Improve fixed and working capital utilization

S T R A T E G Y # 1 : G R O W T H

Expand and Diversify Revenue Base

• Targeting expansion in growth markets including:

– smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD

• Ongoing global expansion

– Asia

• Strategic acquisition A fast accretion

– Technology

– Global reach

S T R A T E G Y # 1 : G R O W T H

Strategy in Action: Outgrowing Growth Markets

Growth of Materion Growth of Materion

Oil and Gas Sales vs. Market Aerospace Sales vs Market

5.00

4.50

4.00

3.50

3.00

2.50

2.00

1.50

1.00

0.50

0.00

S T R A T E G Y # 2 : M A R G I N S

Expand Margins – Key Drivers

(OP % VA)

14—18% 3 12—14% 2

1	Higher value Cost Lean Sigma added products reductions operating efficiency

Margin Target Today Margin

STRATEGY #3: CAPITAL EFFICIENCY

Improve Fixed and Working Capital Efficiency

MATERION

Lean Sigma

- Cycle time reduction
- Yield improvement
- On-time shipments



Improve Working Capital Efficiency


Working capital % of sales
41%
25%
<20%
2002
2010
Target

Based on 2011 projected sales, each 5% of working capital efficiency = $43M of cash

26

2011 Outlook and Guidance

Revenues EPS

(Billions) $1.56 -$1.58 $2.10 -$2.20 $2.25 $1.3

2010 2011(F) 2010 2011(F)

I N S U M M A R Y

Why Invest in Materion Corporation

Niche leader in high-growth markets

Positioning • Global player, strong secular market drivers

• Sustainable long-term growth

Strong performance record Performance • Proven business model

• Target, expand, then own niche

Executing three point strategy

Growth • Clear financial goals, performance continuing to improve

Appendix

Applications: Smart Phones

Internal Antenna Contacts Internal Electronics

• Precursor materials for GaAs wafer production

Grounding Clips

Internal Electronics and LED and Audio Jacks

• Thin Film Materials – Power amplifiers, LED, SAW and BAW devices, filters, and ICs

Micro Mezzanine

• Hermetic Solutions for SAW

Connectors for

LCD Screen • Refining / Recycling

• Precision Parts Cleaning

I/O Connector

Contacts Other Smart Phone Applications:

• Circuit Board and IC Inspection

• RoHS Compliance Assurance

Battery Contacts • Cellular Infrastructure with High Power RF Packaging

Applications: Aerospace

Flight Attendant Jumpseat Spring

Avionics/Electrical Flight Control

Systems Airframe Structure Mechanisms Horizontal Stabilizer & Rudder Attachments

Wing Attachments

Landing Gear Attachments

Hydraulic Systems Engine and Pylon Attachments Doors & Hatches Landing Gear Components

Other Aerospace Applications : Safety Slide Fuel Systems Mechanism • Baggage Inspection

• Nondestructive Evaluation (Cracked Component Detection)

Applications: Defense

• Infrared Sensors for Fighter Jet and UAV Optical Targeting

• Electronic Packaging for Defense Avionics, Radar and Electronic Countermeasure Systems

• Structural and Electronic Components for Satellites

• X-ray Windows in Security Imaging Systems

• Laser Protection Optical Coatings

• Night Vision System Optics

Applications: Automotive Electronics

MATERION


Auto Dimming Mirror Connectors
Air Bag Sensors
Mirror & Windshield Electronic Connections
Window and Door Switches
On Board Telematics
Turn Signal and Emergency Flasher Relays
Lithium Ion Battery Interconnects
Engine Efficiency Oxygen Sensors
Fuel Pump and Fuel Level Sensors
Hybrid Vehicle Motor & Module Connectors
Battery Management Resistors
Battery & Relay Control Modules
Battery Terminals
Engine Ignition and Control Modules
Electronic Power Steering Modules
ABS Leadframes
Lamp Socket Connectors

A-4

Applications: Oil & Gas

Wellhead Control Equipment Under Water Wellhead Equipment Structural Rig

ROV’ s, blow out preventers, hydraulic

Components actuators, control fluid couplings

Directional Drilling Other Oil & Gas Applications: Equipment • Artificial Lift Equipment Drill Bits MWD, LWD, MPT Systems • Elemental Analysis

• Down Hole X-Ray Inspection

Applications: Solar Energy

MATERION

Technology: Crystalline Silicon (Si)
Interconnect Materials
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic Substrates

A-6

Applications: Telecommunications Infrastructure

Base Stations

• Coaxial Connectors

• High Power Amplifiers

Local Area Networks

• Shielding

• Modular Jacks

• PCB Sockets

• Processor Sockets

Other Telecommunications Infrastructure Applications

• Undersea Repeater Housings

Applications: Medical

Seizure Control

• Thin Film Deposition Implantable Radiation Therapy –Electrode – Parkinson’s disease Neutron Reflectors (R&D)

X-Ray Mammography

Cardiac Rhythm Management

Subcutaneous Glucose Analysis • Electronic Interconnects/Com ponents

• Thin Film Coatings – Electrode Monitoring device • Niobium/Titanium Electron Beam Weld

External Glucose Analysis

• Subcutaneous sensors for glucose measurement

Other Medical Applications:

• CT Scan

• Diagnostic X-Rays

• Advanced Drug Delivery Components Insulin Pump • Diagnostic Electronic Components

• EMI Shielding and Grounding • Anesthesia Monitoring Components

• Electrical Terminals in Connectors • Operating Instruments

Value-Added Sales: Advanced Material Technologies

Value-Added Sales: Performance Alloys

Q3 2011

Value-Added Sales: Beryllium and Composites

Value-Added Sales: Technical Materials

New Product and Technology Development

Advanced Material Technologies

– Optics Coating Materials and Large Format Components

– Precision Optical Thin Film Coatings (specialty filters)

– Thin Film Electrodes (medical diagnostics)

– Optical package for New Photonics applications

– RF packages for the latest transistor technology (3G and 4G infrastructure)

– Expanded refining/chamber services – Compliment to Thin Film Materials & Coating businesses

– Large format Thin Film Materials , for large area coatings (Energy Solar)

– Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings

– MEMS and Photovoltaic Packaging Materials

– Nanotechnology Materials

– Materials for High Brightness LEDs

– Specialty Inorganic Compounds (Solar, Security)

– Precious Metal Materials – rod, bar, sheet, slugs, etc.

– Refining and Metal Recovery and Management Services

New Product and Technology Development

MATERION

Performance Alloys

- ToughMet® Alloy for High Volume Bearing Applications
- BrushForm 158 for Voice Coil Motor (VCM) applications
- Materion R270 Strip

Beryllium and Composites

- Nearer net shape fabrication (hot isostatic pressing)
- Truextent™ speaker diaphragms
- Coatings
- Nuclear beryllium materials

Technical Materials

- Li Ion Battery Interconnects
- Power Electronics
- Solar Leadframe Application
- Medical Applications
- Hard Drives

A-14